COLUMBIA ACORN TRUST

Columbia Acorn® Fund

Columbia Acorn International®

Columbia Acorn International SelectSM

Columbia Acorn SelectSM

Columbia Acorn USA®

Columbia Acorn Emerging Markets FundSM

Columbia Acorn European FundSM

(the “Funds”)

Supplement dated June 15, 2012

to the Statement of Additional Information dated May 1, 2012

Effective immediately, the Funds’ Statement of Additional Information dated May 1, 2012 is supplemented by removing the third full paragraph that appears under the heading About the Funds’ Investments – Non-Fundamental Investment Policies and replacing it with the following:

Each Fund other than Columbia Thermostat Fund, as a matter of non-fundamental policy, may not: if its shares are purchased by another investment company in reliance on Section 12(d)(1)(G) of the 1940 Act, purchase securities of another registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, for so long as the Fund’s shares are held by such other investment company.

C-6519-3 A (6/12)